UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 4, 2010

CAMBREX CORPORATION
(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY	07073
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(201) 804-3000

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAMBREX CORPORATION
Form 8-K
Current Report
November 4, 2010

Item 1.01.  Entry into a Material Definitive Agreement.

On November 2, 2010, Cambrex Corporation (the “Company”) through its wholly-owned subsidiary, Camzena Holdings Limited (the “Buyer”) entered into a Stock Purchase Agreement (the “Agreement”) with Nulife Cyprus Limited (the “Seller”) whereby the Buyer purchased a fifty-one percent (51%) interest in Zenara Pharma Limited (UK) and Zenara Pharma Private Limited (India) (hereinafter collectively the “Zenara Group”) from the Seller for twenty-million dollars ($20,000,000) and, providing the Buyer has not exercised its option to sell its fifty-one percent (51%) interest before December 31, 2015, agreed to acquire the remaining forty-nine percent (49%) interest in the Zenara Group in early 2016 at a value to be determined using a weighted combination of a multiple of 2015 earnings before interest, taxes, depreciation and amortization calculated on an Indian GAAP basis and subject to certain adjustments (“EBITDA”) and cumulative EBITDA for the years 2011 through 2015.

The foregoing description of the acquisition is intended to provide a summary of the terms of the Agreement and does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement that is attached as an exhibit to this Current Report on Form 8-K.  Readers should review that Agreement for a complete understanding of the terms and conditions associated with the transaction.  The Agreement is filed herewith to provide investors with information regarding its terms.  The Agreement is not intended to provide any other factual information about the Seller, the Zenara Group, the Buyer or the Company.  In particular, the Agreement contains certain representations and warranties regarding the Seller, the Zenara Group, the Buyer and the Company.  The assertions embodied in such representations and warranties are not necessarily assertions of fact, but are a mechanism for the parties to allocate risk.  Accordingly, investors should not rely on the representations and warranties in the Agreement as characterizations of the actual statements of fact about the Seller, the Zenara Group, the Buyer or the Company.

Section 2 – Financial Information
Item 2.01.  Completion of Acquisition or Disposition of Assets

Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(c)	Exhibits

(2.1) Agreement for the sale and purchase of the entire issued share capital each of Zenara Pharma Limited (UK) and Zenara Pharma Private Limited (India) dated November 2, 2010.

(99.1)	Press release issued by Cambrex Corporation dated November 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

Date:	November 4, 2010	By: /s/ F. Michael Zachara
Name: F. Michael Zachara
Vice President

Exhibit 2.1 – Agreement for the sale and purchase of the entire issued share capital each of Zenara Pharma Limited (UK) and Zenara Pharma Private Limited (India) dated November 2, 2010

Exhibit 99.1 – Cambrex Corporation Press Release dated November 2, 2010